UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2700

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (416) 943-4065

Date of fiscal year end: December 31, 2016

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1. Reports to Shareholders.

December 31, 2016

Sprott Focus Trust

2016 Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of December 31, 2016 (%)

Fund	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	24.83	3.64	8.23	4.82	9.08	9.36	9.52	11/1/96	[1]

INDEX
Russell 3000[2]	12.74	8.43	14.67	7.07	7.11	7.86	8.09
[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 1.203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

| 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

We are pleased to report that Sprott Focus Trust performed well in 2016. Net Asset Value including distributions advanced 24.83% for the 12 months ended December 2016 and the share price including distributions rose 27.16%, for the same period. These performances compare to a 12.74% advance for the Russell 3000 Index during 2016. It is encouraging that the patience and discipline of our investment approach began to pay dividends to our long-term shareholders during 2016. To our newest shareholders, we caution that our 2016 performance, to some degree, reflected a normalization of past valuation discrepancies in our stable of high-quality operating businesses. We are optimistic about future prospects for our portfolio companies, but remain humble about the ebb-and-flow of portfolio performance. While the intermediate returns of Sprott Focus Trust (3-year +3.64%; 5-year +8.23%; and 10-year +4.82%) still trail both the Russell 3000 and our own expectations, we are confident that the disciplines we have employed during our two decades in managing the Fund are beginning to reassert themselves in the contemporary investment landscape.

While 2016 featured many surprising events, including a sharp January/February correction induced by the Federal Reserve’s “lift off,” Brexit and the election of Donald Trump as our 45th President, the “lift off” itself was by far the most significant for our Fund. The first incremental steps toward allowing interest rates to normalize seem to have revitalized capitalistic instincts and behavior, an environment strongly supportive for valuations of our portfolio companies. As distortions created by monetary intervention began to subside, our absolute-value approach of buying high quality companies began to prosper. Brexit and the surprise outcome of the U.S. election provided extra volatility to markets, giving our active risk management and contrarian approach a boost along the way. We expect 2017 will produce its own surprises and look forward to utilizing consequent volatility as an opportunity to refresh some of our portfolio holdings.

A final item on our long-term wish list is a return to a more balanced appreciation of active versus passive portfolio-management styles. By the fall of this past year, most financial publications had featured front page stories about the demise of active management in favor of cheaper, more efficient passive alternatives. It is hardly surprising that after eight consecutive years of rising markets, investors are questioning the logic of paying insurance costs of risk management. Further, the friction of mounting regulation and attendant legal risk has encouraged providers of investment advice to gravitate towards indexed alternatives. Why shoulder the dual fiduciary responsibilities of asset allocation and manager selection when one can default to a market-hugging index fund setting consecutive yearly highs? Much like healthcare, investing has become somewhat socialistic. If everyone indexes, the collective achieves similar returns at an attractive price, and no one is left behind. Of course, once the universal return turns negative, investors are likely to reassess the value of active strategies. Given the dramatic change in leadership in Washington, a return to more capitalistic principles may be at hand. We expect this change to produce a more balanced appreciation of active and passive strategies. In the meantime, we have already detected subtle changes in performance patterns and have added two active-management investment companies to our portfolio.

Activity

During 2016, Sprott Focus Trust’s portfolio turnover registered 34.69%. This rate was high relative to our historical standards, reflecting increased market volatility and dynamic performance reversals in various sectors. After bottoming in January and February, energy stocks rallied strongly for the balance of the year, while precious-metal miners posted scorching performance through August and corrected significantly during the fourth quarter. The fact that no Focus Trust portfolio companies were lost to acquisition during 2016 was unusual. Given our three-to-five year investment horizon for individual portfolio investments, we would expect Focus Trust portfolio turnover to migrate back towards 30% in future years.

During 2016, Focus Trust’s top five performers were Cirrus Logic, MKS Instruments, Hochschild Mining, Unit Corp, and Thor Industries. Notably, Cirrus Logic has now been the Fund’s top performer for two consecutive years. In keeping with our longstanding risk-management practices and preferred portfolio weightings, we trimmed several outperforming portfolio positions during 2016. Additionally, we liquidated portfolio positions in Coach and Reliance Steel based on valuation, and redistributed proceeds from our sales of Goldmoney and Tahoe Resources across an array of developing opportunities in the mining sector. We eliminated portfolio positions in Mosaic and Gilead Sciences as aggressive share-buyback programs stretched their respective balance sheets beyond our comfort level. Finally, Focus Trust liquidated its portfolio position in Sprott Inc (SII), which was acquired prior to Focus Trust’s transition to Sprott management. The disposition of SII eliminated potential perceptions of conflict and released Focus Trust from onerous trading restrictions with respect to Sprott shares.

Focus Trust holdings which weighed on 2016 performance were Value Partners Group, Gilead Sciences, Kennedy-Wilson Holdings, Buckle and Myriad Genetics. While we believe that Buckle is a well-managed enterprise, general woes of the apparel category landed it on our underperformance list for two consecutive years. We recognize that our disciplined value approach can make certain portfolio

2 | 2016 Annual Report to Stockholders

MANAGER’S DISCUSSION

holdings appear out-of-sync with popular investment trends. However, after reviewing the underlying fundamentals of the underperforming companies, we have generally added to each of these portfolio positions. We made this decision as we believe that the market will recognize solid management execution of rational long-term business plans. Time will tell.

Top Contributions to Performance

Year-to-date through 12/31/16 (%)1

Cirrus Logic, Inc.	3.44
MKS Instruments, Inc.	2.61
Hochschild Mining plc	2.19
Unit Corporation	2.07
Thor Industries, Inc.	1.73
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 12/31/16 (%)1

Value Partners Group Limited	-0.82
Gilead Sciences, Inc.	-0.78
Kennedy-Wilson Holdings, Inc.	-0.68
Buckle, Inc.	-0.43
Myriad Genetics, Inc.	-0.42
[1]	Net of dividends

(Figure 1)

The sector breakdown of 2016 Focus Trust performance was led by positive contributions from materials (mostly precious-metal companies) which contributed a net positive 8.68%, followed by information technology (6.70%), energy (4.92%), consumer discretionary (3.59%) and consumer staples (2.00%). Healthcare and real estate detracted 1.2% and 0.58%, respectively.

Positioning

As we enter 2017, Focus Trust remains nearly fully invested with a cash position of 7.83% of NAV. While this cash position is somewhat elevated from the 4.15% we held at the beginning of 2016, it reflects our recognition of high historical valuations across equity markets. We view cash as a byproduct of our investment process. A double-digit-percentage cash holding would indicate a more defensive view, and one exceeding 15% would signal our perceptions of a diminishing pool of investment opportunities. Our overarching goal is always to remain as fully invested as markets permit. However, as markets rise, our discipline triggers incremental diversification. As overall market valuations increase, we prefer to reduce concentrations and broaden portfolio holdings. Along these lines, our portfolio positions increased to 46 at year-end 2016, up from 44 at year-end 2015, and are likely headed toward 50 should market ebullience continue. Conversely, should general market conditions deteriorate in future periods, we are likely to refocus on our highest conviction picks and reduce the number of portfolio holdings.

Top 10 Positions

(% of Net Assets)

Apple Computer Inc.	4.7
Franklin Resources Inc.	4.6
Mks Instruments Inc	4.5
Sanderson Farms Inc.	4.3
Gamestop Corp.	4.2
Kennedy—Wilson Holdings Inc.	3.6
Cal-Maine Foods Inc.	3.2
Gentex Corp	3.1
Western Digital Corp.	2.9
Westlake Chemical Corporation	2.8

Portfolio Sector Breakdown

(% of Net Assets)

Materials	16.5
Information Technology	15.9
Consumer Discretionary	14.3
Financials	13.5
Energy	12.9
Consumer Staples	10.3
Cash and Cash Equivalents	7.8
Real Estate	5.0
Industrials	3.1
Health Care	0.7

(Figure 2)

In Figure 2, above, we provide the top-ten Focus Trust portfolio positions, as well as our sector allocations. Eight of our top-ten 2016 year-end portfolio positions are consistent with year-end 2015 (with varying ordinal positioning). Our largest sector exposures are materials (16.5%), information technology (15.9%), consumer discretionary (14.3%), financial services (13.5%) and energy (12.9%). As we write, materials and information technology have started off 2017 with strong performances. To us, consumer discretionary and financial services offer low-valuation opportunities, especially the shares of retailers and active-management investment advisors.

2016 Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

Portfolio Diagnostics

Fund Net Assets	$197 million
Number of Holdings	46
2016 Annual Turnover Rate	35%
Net Asset Value	$8.07
Market Price	$6.94
Average Market Capitalization[1]	$5,184 million
Weighted Average P/E Ratio[2,3]	17.9x
Weighted Average P/B Ratio[2]	2.1x
Weighted Average Yield	2.13%
Weighted Average ROIC	14.34%
Weighted Average Leverage Ratio	1.91x
Holdings ≥75% of Total Investments	29
U.S. Investments (% of Net Assets)	65.9
Non-U.S. Investments (% of Net Assets)	26.3

(Figure 3)

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Figure 3 gives some detail of the current portfolio on a weighted average basis. Long-term investors will note a slight deterioration in some metrics. Ratios such as PE and PB have risen slightly, as a function of a rising market. ROIC being down marginally is a reflection of the cyclicality of some of our top holdings. As 2017 progresses we would expect improvement in the portfolio’s ROIC and company-leverage ratios (which will always remain below 2x).

Outlook

As we write, major U.S. equity indices are achieving all-time highs, business optimism is improving, and candidate Trump (with the lowest favorable ratings in history) has become President Trump (to some the next Ronald Reagan). To a hardened contrarian, this appears to be a dangerous mix. Even if President Trump can match some of President Reagan’s greatest achievements on tax and foreign policy, he is starting from a very different place. In the Reagan experience, interest rates (20%) and inflation (13%) were sky-high and had scope to fall; the U.S. economy had been in deep recession and had scope for cyclical recovery; the ratio of federal-debt-to-GDP was 35% and had scope to expand; and savings rates were high, providing the seed-corn for future capital formation. President-elect Trump, on the other hand, is inheriting eight years of ZIRP and deflation-minded CB asset-purchases; below-trend inflation; a U.S. economic expansion already in its seventh year; a federal-debt-to-GDP ratio of 100%; and a net national savings rate near zero for over a decade. No matter what mix of growth initiatives Trump finally chooses to pursue, the resources and flexibility at his disposal are vastly more constricted than those available to President Reagan. I started my professional career the very day Ronald Reagan was elected, in November 1980. My memory of the eighteen-month bear market that arrived with President Reagan, and did not end until August of 1982, remains vivid.

While we are excited about recent moves towards interest-rate “normalization,” we worry about risk embedded in the dramatic divergence in bond and equity markets over the past six months. While we don’t subscribe to the notion that there is a magic tipping point for 10-year Treasury yields to catalyze a market mishap (Bill Gross cites 2.6%), history suggests the ensuing mean reversion of a thirty-year bond bull market is likely to prove painful for a variety of asset classes. Further, the current investment landscape is characterized by a bevy of investment-product innovations (ETF’s, risk-parity, and algorithms) which have yet to be tested by conditions of true market stress. Liquidity issues suffered by ETFs in the taper tantrum of June 2013 and flash crash of August 2015 are two such examples. We recognize 2017 will bring plenty of investment surprises. If we learned anything in 2016, it is that the nature of global politics has become permanently volatile. We should be prepared for unexpected election outcomes, surprises from new trade policies, and “Trumpertunities” created by our own leadership, now delivered rapidly via tweets. Finally, there is a growing list of policy cans which will need to be re-kicked, including our national debt ceiling, twin deficits, underfunded pensions, and entitlements.

Despite these potential risks (I share an office with a gold guy), we remain optimistic about the prospects for Sprott Focus Trust in 2017. We have a portfolio of well-managed business which have strong balance sheets and earn high returns on their capital. We own a bit of insurance through our precious-metal miners (12.5% of the portfolio) in case the process of allowing free markets to set interest rates is handicapped by excessive global debt levels. The aggregate risk/reward of our portfolio remains quite positive. In our parlance, this means our portfolio companies remain at valuations closer to our buy points than our sell points. Most importantly, we believe we know what we own, what it is worth, and where we would like to buy or sell. In the event of a market yard sale in 2017, our shopping list stands ready. We understand that our conviction about active portfolio management remains a minority view, and we find that comforting.

The Discount

In our 2015 annual report we stated our commitment to evaluate the discount at which Sprott Focus Trust trades relative to its net asset value. It has been our expectation that a combination of improved communication and positive performance would narrow the discount over a reasonable investment horizon. During 2015, the discount to net asset value remained in the range of 16%-18%. During 2016, the average discount improved to 15% and currently rests at roughly

13.5%. We are pleased to have achieved methodical progress in

4 | 2016 Annual Report to Stockholders

MANAGER’S DISCUSSION

reducing the Focus Trust discount to net asset value during the past two years, and we shall continue to focus on eliminating the discount materially in future periods.

As manager and largest shareholder of Focus Trust, I am always eager to meet and hear from my partners. Please do not hesitate to contact me at 203-656-2430 or wgeorge@sprottusa. com with any questions, suggestions or concerns you may have.

Until then, many thanks for your interest, trust and patience.

Sincerely,

Whitney George

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

2016 Annual Report to Stockholders | 5

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6 | 2016 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Average Annual Total Return (%) Through 12/31/16

	JUL-DEC 2016*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/1/96)
FUND (NAV)	10.92	24.83	3.64	8.23	4.82	9.08	9.36	9.52

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 77% of all 10-year periods; 69% of all 5-year periods; 59% of all 3-year periods; and 56% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 Month	QTD	YTD	1 Year	2 Year	3 Year	5 Year	10 Year	15 Year	20-Year	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	1.34	2.37	27.16	27.16	8.41	9.04	49.16	25.76	246.81	518.50	549.43
Sprott Focus Trust (MKT Price)	(0.43)	0.58	8.10	19.66	(4.54)	(8.92)	10.14	(35.02)	4.36	46.11	58.63

[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2016.

2016 Annual Report to Stockholders | 7

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
12/31/2016		$7,044		4,895

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

8 | 2016 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2016.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser is absorbing all commissions on optional sales under the Plan through December 31, 2016. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2016 Annual Report to Stockholders | 9

Sprott Focus Trust	December 31, 2016

Schedule of Investments
Common Stocks – 92.2%
	Shares	Value

CONSUMER DISCRETIONARY – 14.3%
AUTO COMPONENTS – 3.1%
Gentex Corp.[1]	315,000	$6,202,350

AUTOMOBILES – 1.3%
Thor Industries, Inc.[1]	25,000	2,501,250

HOUSEHOLD DURABLES – 3.4%
Century Communities, Inc.[1,2]	160,000	3,360,000
Garmin Ltd.[1]	70,000	3,394,300

		6,754,300

SPECIALTY RETAIL – 6.5%
Buckle, Inc. (The)[1]	135,000	3,078,000
Chico’s FAS, Inc.[1]	100,000	1,439,000
GameStop Corp. Cl. A1	325,000	8,209,500

		12,726,500
Total (Cost $26,335,936)		28,184,400

CONSUMER STAPLES – 10.3%
FOOD PRODUCTS – 9.7%
Cal-Maine Foods, Inc.[1]	145,000	6,405,375
Industrias Bachoco SAB de CV ADR	85,000	4,166,700
Sanderson Farms, Inc.[1]	90,000	8,481,600

		19,053,675

PERSONAL PRODUCTS – 0.6%
Nu Skin Enterprises, Inc. Cl. A1	25,000	1,194,500
Total (Cost $14,341,208)		20,248,175

ENERGY – 12.9%
ENERGY EQUIPMENT & SERVICES – 9.2%
Helmerich & Payne, Inc.[1]	70,000	5,418,000
Pason Systems, Inc.	375,000	5,485,420
TGS Nopec Geophysical Co. ASA	125,000	2,772,198
Unit Corp.[1,2]	165,000	4,433,550

		18,109,168

OIL, GAS & CONSUMABLE FUELS – 3.7%
Birchcliff Energy Ltd.[2]	400,000	2,791,494
Exxon Mobil Corp.[1]	50,000	4,513,000

		7,304,494
Total (Cost $19,365,597)		25,413,662

FINANCIALS – 13.5%
CAPITAL MARKETS – 11.5%
Artisan Partners Asset Management, Inc.[1]	130,000	3,867,500
Ashmore Group plc	950,000	3,314,862
Federated Investors, Inc. Cl. B	140,000	3,959,200
Franklin Resources, Inc.	230,000	9,103,400
Value Partners Group Ltd.	3,000,000	2,386,471

		22,631,433

DIVERSIFIED FINANCIAL SERVICES – 2.0%
Berkshire Hathaway, Inc. Cl. B1,2	25,000	4,074,500
Total (Cost $25,280,718)		26,705,933

HEALTH CARE – 0.7%
BIOTECHNOLOGY – 0.7%
Myriad Genetics, Inc.[1,2]	80,000	1,333,600
Total (Cost $1,456,528)		1,333,600

Schedule of Investments (continued)

	Shares	Value

INDUSTRIALS – 3.1%
CONSTRUCTION & ENGINEERING – 0.8%
Jacobs Engineering Group, Inc.[2]	27,500	$1,567,500

MARINE – 2.3%
Clarkson plc[1]	120,000	3,213,326
Kirby Corp.[1,2]	20,000	1,330,000

		4,543,326
Total (Cost $5,782,325)		6,110,826

INFORMATION TECHNOLOGY – 15.9%
COMPUTERS & PERIPHERALS – 7.6%
Apple, Inc.	80,000	9,265,600
Western Digital Corp.[1]	85,000	5,775,750

		15,041,350

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 8.3%
Cirrus Logic, Inc.[2]	85,000	4,805,900
Lam Research Corp.[1]	25,000	2,643,250
MKS Instruments, Inc.[1]	150,000	8,910,000

		16,359,150
Total (Cost $16,498,386)		31,400,500

MATERIALS – 16.5%
CHEMICALS – 2.8%
Westlake Chemical Corp.[1]	100,000	5,599,000

METALS & MINING – 13.7%
Agnico Eagle Mines Ltd.	75,000	3,150,000
Ferroglobe plc.[1]	400,000	4,332,000
Fortuna Silver Mines, Inc.[2]	310,000	1,751,500
Franco-Nevada Corp.	55,000	3,286,800
Fresnillo plc	195,000	2,895,832
Hochschild Mining plc[1]	725,000	1,888,572
Major Drilling Group International, Inc.[2]	380,000	1,986,817
Pan American Silver Corp.	180,000	2,712,600
Randgold Resources Ltd. ADR[1]	35,000	2,671,900
Seabridge Gold, Inc.[1,2]	290,000	2,363,500

		27,039,521
Total (Cost $29,393,900)		32,638,521

REAL ESTATE – 5.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 5.0%
FRP Holdings, Inc.[2]	70,000	2,639,000
Kennedy-Wilson Holdings, Inc.[1]	350,000	7,175,000

		9,814,000
Total (Cost $6,770,073)		9,814,000

TOTAL COMMON STOCKS
(Cost $145,224,671)		181,849,617

10 | 2016 Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

	Shares	Value

MISCELLANEOUS – 0.0%
Ferroglobe Representation & Warranty Insurance Trust[2]	400,000	$0
Total (Cost $0)		0

REPURCHASE AGREEMENT – 7.8%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 01/03/17, maturity value $15,464,052 (collateralized by a U.S. Treasury Note, 2.25% due 11/15/24, valued at $15,776,220)		15,464,000
Total (Cost $15,464,000)		15,464,000

	Face	Value

SECURITIES LENDING COLLATERAL – 9.6%
State Street Navigator Government Money Market Fund[3]	18,887,786	18,887,786
Total (Cost $18,887,786)		18,887,786

TOTAL INVESTMENTS – 109.6%
(Cost $179,576,457)		216,201,403

LIABILITIES LESS CASH AND OTHER ASSETS – (9.6)%		(18,894,941)

NET ASSETS – 100.0%		$197,306,462

[1]	Security (or a portion of the security) is on loan. As of December 31, 2016, the market value of securities loaned was $55,001,565. The loaned securities were secured with cash collateral of $18,887,786 and non-cash collateral with a value of $37,673,588. The non-cash collateral received consists of equity securities, U.S. Treasuries, and Government Agency bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $179,928,311. At December 31, 2016, net unrealized appreciation for all securities was $36,273,092, consisting of aggregate gross unrealized appreciation of $43,279,013 and aggregate gross unrealized depreciation of $7,005,921.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Annual Report to Stockholders | 11

Sprott Focus Trust	December 31, 2016

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$200,737,403
Repurchase agreements (at cost and value)	15,464,000
Foreign currencies at value	40,395
Cash	259
Receivable for dividends and interest	246,607
Receivable from investment advisor	4,455
Prepaid expenses and other assets	2,244
Total Assets	216,495,363
LIABILITIES:
Obligation to return securities lending collateral	18,887,786
Payable for investment advisory fee	167,435
Payable for trustees’ fees	26,999
Accrued expenses	106,681
Total Liabilities	19,188,901
Net Assets	$197,306,462
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 24,448,760 shares outstanding (150,000,000 shares authorized)	$158,919,911
Undistributed net investment income (loss)	1,924,702
Accumulated net realized gain (loss) on investments and foreign currency	(152,757)
Net unrealized appreciation (depreciation) on investments and foreign currency	36,614,606
Net Assets (net asset value per share $8.07)	$197,306,462
Investments (excluding repurchase agreements) at identified cost	$164,112,457
Foreign Currencies at Cost	$40,155
Market value of loaned securities	$55,001,565

12 | 2016 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2016

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$4,014,379
Dividends from affiliates	59,521
Foreign withholding tax	(76,723)
Interest	3,015
Securities lending	1,410,033
Total income	5,410,225
EXPENSES:
Investment advisory fees	1,790,449
Stockholders reports	24,901
Custody and transfer agent fees	53,340
Directors’ fees	26,999
Professional fees	275,950
Administrative and office facilities	74,574
Other expenses	49,996
Total expenses	2,296,209
Expense reimbursement	(147,670)
Net expenses	2,148,539
Net investment income (loss)	3,261,686
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments unaffiliated	7,444,566
Investments affiliated	(7,961)
Foreign currency transactions	(46,168)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations unaffiliated	27,101,473
Investments in affiliates	1,288,688
Other assets and liabilities denominated in foreign currency	(10)
Net realized and unrealized gain (loss) on investments and foreign currency	35,780,588
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$39,042,274

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Annual Report to Stockholders | 13

Sprott Focus Trust	December 31, 2016

Statement of Changes in Net Assets

	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,261,686	$2,586,504
Net realized gain (loss) on investments and foreign currency	7,390,437	3,892,791
Net change in unrealized appreciation (depreciation) on investments and foreign currency	28,390,151	(27,558,944)
Net increase (decrease) in net assets from investment operations	39,042,274	(21,079,649)
DISTRIBUTIONS:
Net investment income	(2,124,377)	(2,065,073)
Net realized gain on investments	(7,438,658)	(8,061,385)
Total Distributions	(9,563,035)	(10,126,458)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	5,710,681	5,574,083
Shares Redeemed	—	(149)
Total capital stock transactions	5,710,681	5,573,934
Net increase (decrease) in Net Assets	35,189,920	(25,632,173)
NET ASSETS
Beginning of period	162,116,542	187,748,715
End of period (including undistributed net investment income (loss) of $1,924,702 at 12/31/16 and $814,700 at 12/31/15)	$197,306,462	$162,116,542

14 | 2016 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2016

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014	YEAR ENDED DEC. 31, 2013	YEAR ENDED DEC. 31, 2012
Net Asset Value, Beginning of Period	$6.87	$8.26	$8.68	$7.66	$7.36
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14	0.11	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	(1.02)	(0.04)	1.40	0.81
Total investment operations	1.64	(0.91)	0.03	1.45	0.87
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Net investment income	—	—	—	—	(0.01)
Net realized gain on investments and foreign currency	—	—	—	—	(0.06)
Total Distributions to Preferred Stockholders	—	—	—	—	(0.07)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	$1.64	$(0.91)	$0.03	$1.45	$0.80
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.10)	(0.10)	(0.08)	(0.05)	(0.04)
Net realized gain on investments	(0.30)	(0.34)	(0.34)	(0.35)	(0.42)
Total distributions to Common Stockholders	(0.40)	(0.44)	(0.42)	(0.40)	(0.46)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)
Total capital stock transactions	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)
Net Asset Value, End of Period	$8.07	$6.87	$8.26	$8.68	$7.66
Market Value, End of Period	$6.94	$5.80	$7.27	$7.62	$6.60
TOTAL RETURN:[2]
Net Asset Value	24.83%	(11.12)%	0.32%	19.73%	11.42%
Market Value	27.16%	(14.74)%	0.58%	21.99%	12.14%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.14%
Other operating expenses	0.28%	0.26%	0.15%	0.17%	0.19%
Net expenses[3]	1.20%	1.19%	1.15%	1.17%	1.33%
Expenses prior to balance credits	1.28%	1.26%	1.15%	1.17%	1.33%
Net investment income (loss)	1.82%	1.41%	0.78%	0.63%	0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$197,306	$162,117	$187,749	$191,436	$163,588
Portfolio Turnover Rate	35%	34%	29%	23%	16%

[1]	Calculated using average shares outstanding during the period.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Expense ratios based on total average net assets including liquidation value of Preferred Stock was 1.17% for the year ended December 31, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2016 Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At December 31, 2016, officers, employees of Sprott, Fund directors, and other affiliates owned 25% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act and under procedures approved by the Fund’s Board of Directors. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16 | 2016 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The following is a summary of the Fund’s investments as of December 31, 2016 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$165,378,356	$16,471,261	$—	$181,849,617
Miscellaneous	—	—	—	—
Cash Equivalents	—	15,464,000	—	15,464,000
Securities Lending Collateral	18,887,786	—	—	18,887,786

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

2016 Annual Report to Stockholders | 17

Sprott Focus Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 866,081 and 851,470 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2016 and December 31, 2015, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,790,449 to Sprott for the year ended December 31, 2016. Sprott reimbursed $147,670 of the Fund’s operating expenses for the year ended December 31, 2016. Sprott is not entitled to recoup any fees waived.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the fiscal year ended December 31, 2016, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $59,103,434 and $68,291,168, respectively.

DISTRIBUTIONS TO STOCKHOLDERS:

The tax character of distributions paid to common stockholders during 2016 and 2015 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2016	2015
Ordinary Income	$2,319,832	$2,320,542
Long-term capital gain	7,243,203	7,805,916
	$9,563,035	$10,126,458

As of December 31, 2016, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$36,262,751
Post October loss*	—
Undistributed ordinary income	2,123,800
Undistributed capital gains	—
$38,386,551
*	Under current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2016, the Fund did not have any post October capital or currency losses.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
$(27,307)	$27,307

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2013-2016) and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements.

18 | 2016 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Investments in Affiliated Issuers:

The Fund may engage in certain transactions involving affiliates. The table below shows the investment activities involving affiliates during the reporting period:

Affiliated Issuer	Balance of Shares Held at 12/31/2015	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/2016	Dividend Income for year ended 12/31/2016	Net Realized Gain (Loss) for year ended 12/31/2016	Change in Unrealized	Value of shares at 12/31/2016
Sprott, Inc.	1,609,700	—	(1,609,700)	—	$59,521	$(7,961)	$(1,288,668)	$—

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The non-cash collateral received can consist of short term investments, long term bonds and equities, and is held for the benefit of the Fund at the Fund’s custodian. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of December 31, 2016, the cash collateral received by the Fund was invested in the State Street Navigator Government Money Market Fund, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Government Money Market Fund are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of December 31, 2016, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$55,001,565	$18,887,786	$37,673,588	$56,561,374

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$55,001,565	—	($55,001,565)	—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stocks in the Fund’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

Subsequent Events:

Management has evaluated the possibility of subsequent events existing in the Fund’s financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Fund’s financial statements through the date of the publication of this report.

Other information regarding the Fund is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (www.sec.gov).

2016 Annual Report to Stockholders | 19

Report of Independent Registered Public Accounting Firm

To the Shareholders and The Board of Trustees of

Sprott Focus Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sprott Focus Trust, Inc. (the “Trust”), as of December 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Focus Trust, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2017

20 | 2016 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2700, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Senior Portfolio Manager of Sprott Asset Management USA Inc. a registered investment adviser since March 2015; Executive Vice President of Sprott Inc. since 2016. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC, having been employed by Royce since October 1991.

Michael W. Clark, Director

Age: 56  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 53  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

James R. Pierce, Jr., Director

Age: 59  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Scott Colbourne, President

Age: 53  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President of the Fund (since March, 2015); Co-Chief Investment Officer and Senior Portfolio Manager of Sprott Asset Management LP (since March, 2010).

Johann Lau, Treasurer

Age 50  |  Tenure: Since 2015

Principal Occupation(s) During Past 5 Years: Treasurer of Fund (since February, 2016); Vice President, Investment Administration of Sprott Asset Management LP (since June, 2012); Governance & Oversight, Investment Accounting of Gluskin Sheff & Associates Inc. (since January, 2011).

Thomas W. Ulrich, Secretary, Chief Compliance Officer

Age: 53  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

2016 Annual Report to Stockholders | 21

Board Approval of Investment Advisory Agreements

Board Approval of Investment Advisory and Subadvisory

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 10, 2016, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, “Sprott”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by Sprott, including background information on the qualifications and experience of key Sprott professional personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by Sprott; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	W. Whitney George, the Fund’s portfolio manager long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership stake in the Fund; and
•	Sprott’s experience in managing pooled investment vehicles and accounts.

At the June 10, 2016 meeting, the Board and the Independent Directors determined that the Agreements are in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from Sprott. The Independent Directors also met Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset, and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s 33 years of value investing experience and related track record; (iii) background information on the qualifications and experience of Sprott senior management and the key professional personnel that provide services to the Fund; and (iv) Sprott’s experience in managing pooled investment vehicles and accounts and its related organizational capabilities.

Investment Performance

The Board recognized that the Fund uses a risk-averse, value approach to investing. The Board noted the Fund’s annualized total returns for the 1-year, 3-year and 5-year periods ended December 31, 2015 were -11.12%, -2.20% and 1.26%, respectively while those of the Russell 3000 Index for those same periods were 0.48%%, 14.74%, and 12.18%, respectively.

Factors that impacted the fund’s performance over 2015 included macro headlines of geopolitical developments and central bank policies. Increased volatility across all the market sectors in the second half of the year led to the Fund underperforming.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Cost of the Services Provided and Profits Realized by Sprott

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. The Board found that the Fund’s advisory fee and net expense ratio were slightly higher than the peer funds’ average advisory fee and net expense ratio. With respect to profitability, the Board found the Adviser’s estimated profits earned by the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

22 | 2016 Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at December 31, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year ending December 31, 2016. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

2016 Annual Report to Stockholders | 23

Results of Stockholders Meeting

At an annual meeting of stockholders held on September 20, 2016 (the “Annual Meeting”), the Fund’s stockholders voted to elect Michael W. Clark as a Class III director. W. Whitney George, James R. Pierce, Jr. and Barbara Connolly Keady remained directors after the Annual Meeting.

The following table sets forth the votes cast with respect to each matter voted on at the Annual Meeting:

MATTER	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Election of Michael W. Clark as Director	21,297,242.739	459,915.874	0	0

24 | 2016 Annual Report to Stockholders

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2) Michael W. Clark has been was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert. Mr. Clark is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2016 – $30,000

Year ended December 31, 2015 – $30,000

(b)	Audit-Related Fees:

Year ended December 31, 2016 – $0

Year ended December 31, 2015 – $0

(c)	Tax Fees:

Year ended December 31, 2016 – $7,200 – Preparation of tax returns

Year ended December 31, 2015 – $7,200 – Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2016 – $0

Year ended December 31, 2015 – $0

(e)(1) The Registrant has adopted policies and procedures requiring the pre-approval by the Audit Committee of audit and non-audit services provided to the Registrant by the Registrant’s independent registered public accounting firm, and the pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services are directly related to the operations or financial reporting of the Registrant.

(e)(2) Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2016 – $7,200

Year ended December 31, 2015 – $7,200

(h)	No such services were rendered during 2016 or 2015.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Barbara Connolly Keady and James R. Pierce, Jr. are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management LP, the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

(i) electing and fixing number of directors

(ii) appointing auditors

(iii) ratifying director actions

(iv) approving private placements exceeding a 25% threshold

(v) changing a registered address

(vi) authorizing directors to fix remuneration of auditors

(vii) approving private placements to insiders exceeding a 10% threshold

(viii) approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

The Adviser will generally vote against any proposal relating to stock option plans that:

(i) exceed 5% of the common shares issued and outstanding at the time of grant over a three year period (on a non-diluted basis);

(ii) provide that the maximum number of common shares issuable pursuant to such plan be a “rolling” maximum that exceed 5% of the outstanding common shares at the date of the grant of applicable options; or

(iii) reprices the stock option.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2016)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant;	Since July 2002	Senior Portfolio Manager of Sprott Asset
Management USA Inc. a registered
investment adviser since March 2015;
Executive Vice President of Sprott Inc.
since 2016. Prior thereto, Managing
Director and Vice President of Royce &
Associates, LLC.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2015)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	1	$51,118,883	1	$51,118,883
Other accounts	0	$0	0	0

Conflicts of Interest

The Portfolio Manager has day-to-day management responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of

Sprott Asset Management USA Inc., the sub-adviser to the Registrant (the “Sub-Adviser”), that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2016)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2016)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne
Scott Colbourne
President

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne	By:	/s/ Johann Lau
	Scott Colbourne		Johann Lau
	President		Treasurer
	(Principal Executive Officer)		(Principal Financial Officer)

Date: March 9, 2017		Date: March 9, 2017